Commitments and Contingencies	12 Months Ended
Jul. 01, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

COMMITMENTS AND CONTINGENCIES

In 1995, we recorded a provision of $3 million for estimated costs to remediate an environmental contamination site at our Milwaukee facility. The site was contaminated by a solvent spill, which occurred in 1985, from a former above ground solvent storage tank located on the east side of the facility. The reserve was originally established based on third party estimates to adequately cover the cost for active remediation of the contamination. Due to changing technology and related costs associated with active remediation of the contamination, an updated analysis and estimate was obtained during fiscal 2010. As a result of this analysis, the reserve was reduced by approximately $1.1 million, to $1.5 million in 2010, to reflect the revised monitoring and remediation cost estimate. From 1995 through July 1, 2012, costs of approximately $440,000 have been incurred related to the installation of monitoring wells on the property and ongoing monitoring costs. We continue to monitor and evaluate the site with the use of groundwater monitoring wells that are installed on the property. An environmental consultant samples these wells one or two times a year to determine the status of the contamination and the potential for remediation of the contamination by natural attenuation, the dissipation of the contamination over time to concentrations below applicable standards. If such sampling evidences a sufficient degree of and trend toward natural attenuation of the contamination, we may be able to obtain a closure letter from the regulatory authorities resolving the issue without the need for active remediation. If a sufficient degree and trend toward natural attenuation is not evidenced by sampling, a more active form of remediation beyond natural attenuation may be required. The sampling has not yet satisfied all of the requirements for closure by natural attenuation. As a result, sampling continues and the reserve remains at an amount to reflect the estimated cost of active remediation. The reserve is not measured on a discounted basis. We believe, based on findings-to-date and known environmental regulations, that the environmental reserve of $1.4 million at July 1, 2012, is adequate.

At July 1, 2012, we had purchase commitments for zinc, aluminum, other purchased parts and natural gas totaling approximately $10.3 million payable in 2013, $9.8 million payable in 2014, $6.5 million payable in 2015 and $706,000 payable in 2016. Minimum rental commitments under all non-cancelable operating leases with a term in excess of one year are payable as follows: 2013-$552,000; 2014-$527,000; 2015-$303,000. Rental expense under all non-cancelable operating leases totaled approximately $723,000 in 2012, $783,000 in 2011 and $553,000 in 2010.